UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2011 (December 14, 2010)

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO 44143-1467
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01   Completion of Acquisition or Disposition of Assets.

On December 15, 2010, Associated Estates Realty Corporation (the “Company”) filed a Current Report on Form 8-K disclosing that the Company, through a wholly owned subsidiary, completed the acquisition of Westwind Farms, a 464-unit apartment community located in Ashburn, Virginia.  The property was purchased from Camden USA, Inc. for $89.5 million, which was funded by cash on hand and borrowings on the Company’s unsecured line of credit.  The purchase price of this property exceeds 10% of the Company's total assets as of December 31, 2009.  The Company hereby amends the Form 8-K filed on December 15, 2010 to provide the financial statements of Westwind Farms as required by the Securities and Exchange Commission Rule 3-14 of Regulation S-X and the pro forma information of the Company as required by Article 11 of Regulation S-X.

Additionally, on November 19, 2010, the Company filed a Current Report on Form 8-K/A to provide the financial statements as required by the Securities and Exchange Commission Rule 3-14 of Regulation S-X and the pro forma information of the Company as required by Article 11 of Regulation S-X of Riverside Station and The Ashborough, two apartment communities that were acquired by the Company on May 18, 2010 and September 15, 2010, respectively.

ITEM 9.01   Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Operations Acquired

Report of Independent Accountants
Statements of Revenue and Certain Operating Expenses

(b)	Proforma Financial Information

Pro Forma Consolidated Balance Sheet as of September 30, 2010
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2010

(c)	Exhibits

23.1 Consent of PricewaterhouseCoopers, LLC.

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Report of Independent Accountants

To the Board of Directors and Shareholders of Associated Estates Realty Corporation:

We have audited the accompanying statement of revenue and certain operating expenses of the property known as Westwind Farms (the "Property") for the year ended December 31, 2009.  The statement of revenue and certain operating expenses is the responsibility of the Property's management.  Our responsibility is to express an opinion on the statement of revenue and certain operating expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain operating expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain operating expenses.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain operating expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Associated Estates Realty Corporation) as described in Note 1 to the statement of revenue and certain operating expenses and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenue and certain operating expenses of the Property presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the statement of revenue and certain operating expenses of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States.

/s/ PricewaterhouseCoopers, LLC

February 22, 2011

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WESTWIND FARMS
STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES

	(Unaudited)
	Nine Months Ended	Year Ended
	September 30,	December 31,
(In thousands)	2010	2009
Revenue
Property revenue	$5,867	$7,775

Certain operating expenses
Operating and maintenance	1,213	1,600
Real estate taxes and insurance	673	969
Total certain operating expenses	1,886	2,569

Revenue in excess of certain operating expenses	$3,981	$5,206

See Notes to Statements of Revenue and Certain Operating Expenses.

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WESTWIND FARMS
NOTES TO STATEMENTS OF REVENUE AND CERTAIN OPERATING EXPENSES

1.         BASIS OF PRESENTATION

On December 14, 2010, Associated Estates Realty Corporation (the “Company”), through a wholly owned subsidiary, completed the acquisition of Westwind Farms, a 464-unit apartment community located in Ashburn, Virginia.  The property was purchased from Camden USA, Inc., an unrelated third party.

The statements of revenue and certain operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties, including Rule 3-14 of Regulation S-X.  Accordingly, certain expenses such as depreciation and amortization, interest, management fees, and other corporate expenses are not included in the statements of revenue and certain operating expenses because they are not directly related to the proposed future operations of the property.  Therefore, the amounts reported in the accompanying statements may not be comparable to the results of operations reported for the future operations of the property.  Except as noted above, the Company is not aware of any material factors during the year ended December 31, 2009, or the nine months ended September 30, 2010, that would cause the reported financial information not to be indicative of future operating results.

The accompanying interim statement of revenues and certain expenses for the nine months ended September 30, 2010, is unaudited.  In the opinion of management, all adjustments, consisting only of normal and recurring adjustments considered necessary for a fair statement, have been included.  The reported results are not necessarily indicative of the results that may be expected for the full year.

2.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition:  Apartment units are generally leased with terms of one year or less.  Rent payments are due at the beginning of each month and rental revenue is recognized at that time.

Capitalization:  Significant improvements and replacements are capitalized.  Repairs and maintenance costs are charged to expense as incurred.

Advertising:  Advertising costs are expensed as incurred.

Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  Actual results could differ from these estimates.

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ASSOCIATED ESTATES REALTY CORPORATION
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited Pro Forma Consolidated Balance Sheet of Associated Estates Realty Corporation is presented as if Westwind Farms had been acquired on September 30, 2010.  This Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the Company's actual financial condition would have been had the acquisition been consummated on September 30, 2010, nor does it purport to represent the future financial position of the Company.

The following unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009 of the Company is presented as if Westwind Farms, Riverside Station and The Ashborough had been acquired on January 1, 2009.  This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisitions been consummated on January 1, 2009, nor does it purport to represent the future results of operations of the Company.

The following unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2010 of the Company is presented as if Westwind Farms, Riverside Station and The Ashborough had been acquired on January 1, 2009.  This Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the Company's actual results of operations would have been had the acquisitions been consummated on January 1, 2009, nor does it purport to represent the future results of operations of the Company.

This unaudited pro forma consolidated information should be read in conjunction with the historical financial information and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 and the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2010.

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ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2010
(UNAUDITED)

(In thousands, except share amounts)	Historical	Westwind	Pro Forma
ASSETS	Amounts (A)	Farms (B)	Amounts
Real estate assets
Land	$149,048	$18,265	$167,313
Buildings and improvements	917,924	67,098	985,022
Furniture and fixtures	32,342	1,368	33,710
Construction in progress	476	-	476
Gross real estate	1,099,790	86,731	1,186,521
Less: accumulated depreciation	(326,788)	-	(326,788)
Real estate, net	773,002	86,731	859,733
Cash and cash equivalents	3,294	(2,500)	794
Restricted cash	8,648		8,648
Accounts and notes receivable, net
Rents	1,179		1,179
Affiliates	39		39
Other	6,883		6,883
Goodwill	1,725		1,725
Other assets, net	13,519	2,769	16,288
Total assets	$808,289	$87,000	$895,289
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$463,963	$-	$463,963
Unsecured revolving credit facility	96,200	87,000	183,200
Total debt	560,163	87,000	647,163
Accounts payable, accrued expenses and other liabilities	28,475	-	28,475
Dividends payable	5,611	-	5,611
Resident security deposits	3,078	-	3,078
Accrued interest	2,298	-	2,298
Total liabilities	599,625	87,000	686,625
Noncontrolling redeemable interest	1,734	-	1,734
Shareholders' equity
Common shares, without par value, $.10 stated value;
91,000,000 authorized, 37,370,763 issued and 32,169,761
outstanding at September 30, 2010	3,737	-	3,737
Paid-in capital	455,745	-	455,745
Accumulated distributions in excess of accumulated net income	(194,980)	-	(194,980)
Accumulated other comprehensive loss	(130)	-	(130)
Less: Treasury shares, at cost, 5,201,002 at September 30, 2010	(58,482)	-	(58,482)
Total shareholders' equity attributable to AERC	205,890	-	205,890
Noncontrolling interest	1,040	-	1,040
Total equity	206,930	-	206,930
Total liabilities and equity	$808,289	$87,000	$895,289

See notes to Pro Forma Consolidated Balance Sheet.

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ASSOCIATED ESTATES REALTY CORPORATION
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

A.

Represents the unaudited historical consolidated balance sheet of the Company as of September 30, 2010, as contained in the consolidated financial statements filed in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2010.

B.	Represents the pro forma adjustments to reflect the acquisition of Westwind Farms as if the acquisition had occurred on September 30, 2010.

            The sources of funding for the acquisition were as follows:

(In thousands)
Borrowings on revolving credit facility	$87,000
Cash	2,500
Total consideration	$89,500

            The preliminary allocation of the purchase price was as follows:

(In thousands)
Land	$18,265
Buildings and improvements	67,098
Furniture and fixtures	1,368
Existing leases and tenant relationships (Other assets)	2,769
Total	$89,500

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ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009
(UNAUDITED)

			Riverside Station
	Historical	Westwind	and The	Pro Forma		Pro Forma
(In thousands, except per share amounts)	Amounts (A)	Farms (B)	Ashborough (C)	Adjustments		Amounts
Revenue
Property revenue	$127,972	$7,775	$12,650			$148,397
Management and service company revenue:
Fees, reimbursements and other	1,287					1,287
Construction and other services	1,160					1,160
Total revenue	130,419	7,775	12,650	-		150,844
Expenses
Property operating and maintenance	54,802	2,569	4,877			62,248
Depreciation and amortization	34,937			14,324	(D)	49,261
Direct property management and service company expense	1,107					1,107
Construction and other services	1,745					1,745
General and administrative	14,024					14,024
Total expenses	106,615	2,569	4,877	14,324		128,385
Operating income	23,804	5,206	7,773	(14,324)		22,459
Interest income	46					46
Interest expense	(34,220)			(2,802)	(E)	(37,022)
(Loss) income before gain on insurance recoveries	(10,370)	5,206	7,773	(17,126)		(14,517)
Gain on insurance recoveries	665					665
(Loss) income from continuing operations	(9,705)	5,206	7,773	(17,126)		(13,852)
Net income attributable to noncontrolling redeemable interest	(53)					(53)
(Loss) income from continuing operations attributable to AERC	(9,758)	5,206	7,773	(17,126)		(13,905)
Preferred share dividends	(4,199)					(4,199)
(Loss) income from continuing operations applicable to
common shares	$(13,957)	$5,206	$7,773	$(17,126)		$(18,104)

Earnings per common share - basic and diluted:
(Loss) income from continuing operations
applicable to common shares	$(0.85)					$(1.10)

Weighted average shares outstanding - basic and diluted	16,516					16,516

See Notes to Pro Forma Consolidated Statements of Operations.

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ASSOCIATED ESTATES REALTY CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2010
(UNAUDITED)

			Riverside Station
	Historical	Westwind	and The	Pro Forma		Pro Forma
(In thousands, except per share amounts)	2010 (F)	Farms (G)	Ashborough (H)	Adjustments		Amounts
Revenue
Property revenue	$98,963	$5,867	$7,472			$112,302
Management and service company revenue:
Fees, reimbursements and other	715					715
Construction and other services	8,448					8,448
Total revenue	108,126	5,867	7,472	-		121,465
Expenses
Property operating and maintenance	43,120	1,886	2,478			47,484
Depreciation and amortization	27,716			6,574	(D)	34,290
Direct property management and service company expense	602					602
Construction and other services	8,685					8,685
General and administrative	10,957					10,957
Costs associated with acquisitions	429			(429)	(I)	-
Total expenses	91,509	1,886	2,478	6,145		102,018
Operating income	16,617	3,981	4,994	(6,145)		19,447
Interest income	27					27
Interest expense	(23,882)			(2,096)	(E)	(25,978)
Net (loss) income	(7,238)	3,981	4,994	(8,241)		(6,504)
Net income attributable to noncontrolling redeemable interest	(39)					(39)
Net (loss) income attributable to AERC	(7,277)	3,981	4,994	(8,241)		(6,543)
Preferred share dividends	(2,030)					(2,030)
Preferred share redemption costs	(993)					(993)
Net (loss) income applicable to common shares	$(10,300)	$3,981	$4,994	$(8,241)		$(9,566)

Earnings per common share - basic and diluted:
Net (loss) income applicable to common shares	$(0.38)					$(0.36)

Weighted average number of common shares
outstanding - basic and diluted	26,846					26,846

See Notes to Pro Forma Consolidated Statements of Operations.

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ASSOCIATED ESTATES REALTY CORPORATION
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

A.

Represents historical income from continuing operations included in the consolidated income statement of the Company for the year ended December 31, 2009, as contained in the consolidated financial statements filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2009.

B.	Represents the historical revenue and certain expenses of Westwind Farms for the year ended December 31, 2009.

C.	Represents the historical revenue and certain expenses of Riverside Station and The Ashborough for the year ended December 31, 2009.

D.	Represents depreciation and amortization attributable as follows:

Westwind Farms

			Year ended	Nine months
	Estimated		December 31,	ended
(Dollars in thousands)	useful life		2009	September 30, 2010
Buildings and improvements	29.4 years	(1)	$2,254	$1,690
Furniture and fixtures	5 years		270	203
Intangible assets	1 year		2,769	2,077
Total			$5,293	$3,970

Riverside Station

			Year ended	January 1, 2010
	Estimated		December 31,	through
(Dollars in thousands)	useful life		2009	May 18, 2010
Buildings and improvements	28.6 years	(1)	$1,739	$664
Furniture and fixtures	5 years		87	33
Intangible assets	1.1 years	(1)	1,535	170
Total			$3,361	$867

The Ashborough

			Year ended	January 1, 2010
	Estimated		December 31,	through
(Dollars in thousands)	useful life		2009	September 15, 2010
Buildings and improvements	29.5 years	(1)	$2,246	$1,591
Furniture and fixtures	5 years		207	146
Intangible assets	1 year		3,217	-
Total			$5,670	$1,737

(1) Represents weighted average estimated useful life.

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E.

Represents interest expense on borrowings on the Company's unsecured revolving credit facility used to acquire Westwind Farms and The Ashborough as if they had been acquired on January 1, 2009.  Borrowings on the unsecured revolving credit facility accrue interest at a variable rate.  A variance in interest rate of 1/8% on this facility would have an impact of $218,000 on (loss) income from continuing operations attributable to AERC for the year ended December 31, 2009, and an impact of $163,000 on net (loss) income applicable to common shares for the nine months ended September 30, 2010.  No borrowings were incurred to finance the acquisition of Riverside Station.

F.

Represents historical (loss) income applicable to common shares included in the consolidated income statement of the Company for the nine months ended September 30, 2010, as filed in the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2010.

G.	Represents the historical revenue and certain expenses of Westwind Farms for the nine months ended September 30, 2010.

H.	Represents the historical revenue and certain expenses of Riverside Station from January 1, 2010 through May 18, 2010 and The Ashborough from January 1, 2010 through September 15, 2010.

I.

Represents the direct, incremental costs related to properties acquired during 2010 that had been included in the historical consolidated income statement of the Company for the nine months ended September 30, 2010.  Such costs are excluded from the pro forma amounts because they are non-recurring changes directly related to the transaction.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

February 22, 2011	/s/ Lou Fatica
(Date)	Lou Fatica, Vice President
Chief Financial Officer and Treasurer

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